Exhibit 99.3

KBS SOR (BVI) HOLDINGS, LTD.

PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017

AUDITED

U.S. DOLLARS IN THOUSANDS

INDEX

	Page

Board of Directors' Explanations for Pro Forma Consolidated Financial Statements	2	-	3

Report of Independent Auditors	4

Pro Forma Consolidated Statements of Operations	5	-	7

Pro Forma Consolidated Statements of Comprehensive Income	8

Notes to Pro Forma Consolidated Financial Statements	9

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KBS SOR (BVI) HOLDINGS LTD.
BOARD OF DIRECTORS' EXPLANATIONS FOR PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

A.    GENERAL

Presented below are pro forma consolidated financial statements for the years ended December 31, 2017, 2016 and 2015 (together the "Pro Forma Periods"), in accordance with Regulation 9a of the Israeli Securities Regulations (Periodic and Immediate Reports), 1970 (the "Pro Forma Statements").

The Pro Forma Consolidated Statements of Operations and Pro Forma Consolidated Statements of Comprehensive Income have been prepared to give effect to the disposition of the Singapore Portfolio on November 8, 2017, as if such disposition occurred on January 1, 2015. The Pro Forma Statements have been prepared under certain assumptions, which are set forth in Note 2b to the Pro Forma Statements. It is clarified that the Pro Forma Statements do not reflect the actual results of the Company; rather, they have been prepared in order to provide additional information, based on different assumptions.

On November 8, 2017, the Company through 11 wholly owned subsidiaries, sold 11 of its properties (the "Singapore Portfolio") to various subsidiaries of Keppel-KBS US REIT, a newly formed Singapore real estate investment trust that was listed on the Singapore Stock Exchange (the "Singapore Transaction"). The Singapore Portfolio consists of the following properties: 1800 West Loop, Westech 360 (part of the Austin Suburban Portfolio), Great Hills Plaza (part of the Austin Suburban Portfolio), Westmoor Center, Iron Point Business Park, the Plaza Buildings, Bellevue Technology Center, Northridge Center I and II, West Loop I and II, Powers Ferry Landing, and Maitland Promenade II. The sale price of the Singapore Portfolio was $804 million, before closing credits. In addition to the selling of the properties in the Singapore Portfolio, the Company paid off existing mortgages of the properties which their outstanding principal balance as of the transaction date was approximately $401.7 million.

In connection with the sale, the Company received $321.6 million in cash, after deducting transaction costs, and $52.5 million of Keppel-KBS US REIT units (comprising of 53,713,600 units or approximately 9.5% of Keppel-KBS US REIT) in lieu of cash. The Company accounts for its holding of Keppel-KBS US REIT units as financial assets at fair value through profit or loss. The underwriters exercised an over-allotment option, and on December 15, 2017, purchased 15,714,100 of the Keppel-KBS US REIT units from the Company at $0.88 per unit. As of December 31, 2017, the Company owned 43,999,500 units of Keppel-KBS US REIT, representing a 7.0% ownership interest.

B.    ANALYSIS OF PRO FORMA RESULTS OF OPERATIONS

1.	Below is an analysis of the pro forma results of operations for the year ended December 31, 2017 and 2016:

Rental income and tenant reimbursements increased from $42.4 million and $6.6 million for the year ended December 31, 2016 to $53.5 million and $8.1 million for the year ended December 31, 2017, respectively, primarily as a result of the acquisitions of investment properties.

Operating, maintenance, and management fees and real estate taxes and insurance increased from $18.2 million and $6.7 million for the year ended December 31, 2016 to $21.4 million and $7.9 million, respectively, primarily as a result of the acquisitions of investment properties.

The fair value adjustment of investment properties increased from a $13.1 million fair value gain adjustment for the year ended December 31, 2016 to $26.9 million fair value gain adjustment for the year ended December 31, 2017, primarily as a result of an increased valuation on investment properties in 2017.

Equity in income of unconsolidated joint ventures increased from $13.5 million for the year ended December 31, 2016 to $24.1 million for the year ended December 31, 2017, primarily as a result of an increased valuation of 110 William Street in 2017.

KBS SOR (BVI) HOLDINGS LTD.
BOARD OF DIRECTORS' EXPLANATIONS FOR PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

Asset management fees to affiliate increased from $4.6 million for the year ended December 31, 2016 to $6.3 million for the year ended December 31, 2017, primarily as a result of the acquisitions of investment properties and real estate equity securities.

Finance income increased from $40 thousand for the year ended December 31, 2016 to $13.6 million for the year ended December 31, 2017, primarily as a result an unrealized gain of $8.0 million related to real estate equity securities, dividend income of $2.5 million from Whitestone REIT securities and $2.1 million of income distributions from the NIP Joint Venture.

Finance expenses increased from $17.2 million for the year ended December 31, 2016 to $25.9 million for the year ended December 31, 2017, primarily as a result of mortgage loans on recent acquisitions and increased rates on variable rate debt.

Foreign currency transaction loss adjustments increased from $3.0 million for the year ended December 31, 2016 to $15.3 million for the year ended December 31, 2017, primarily as a result of a change in foreign currency rates and the effect of foreign currency hedges.

Below is an analysis of the pro forma results of operations for the year ended December 31, 2016 and 2015:

Rental income and tenant reimbursements increased from $30.6 million and $4.6 million for the year ended December 31, 2015 to $42.4 million and $6.6 million for the year ended December 31, 2016, respectively, primarily as a result of the acquisition of an investment property.

Operating, maintenance, and management fees and real estate taxes and insurance increased from $14.2 million and $4.7 million for the year ended December 31, 2015 to $18.2 million and $6.7 million, respectively, primarily as a result of the acquisition of an investment property.

Equity in income of unconsolidated joint ventures decreased from $37.4 million for the year ended December 31, 2015 to $13.5 million for the year ended December 31, 2016, primarily as a result of an increased valuation of 110 William Street in 2015.

Asset management fees to affiliate increased from $3.5 million for the year ended December 31, 2015 to $4.6 million for the year ended December 31, 2016, primarily as a result of the acquisition of investment property.

Finance expenses increased from $4.2 million for the year ended December 31, 2015 to $17.2 million for the year ended December 31, 2016, primarily as a result of the issuance of the debentures and mortgage loans on recent acquisitions.

Foreign currency transaction loss adjustments increased to $3.0 million for the year ended December 31, 2016, as a result of the issuance of the debentures.

March 8, 2018	/s/ Peter McMillan III	/s/ Keith David Hall
Date of approval of the pro forma financial statements	McMillan III, Peter Chairman of Board of Directors	Hall, Keith David Chief Executive Officer

KBS SOR (BVI) HOLDINGS LTD.

PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS

Kost Forer Gabbay & Kasierer 144a Menachem Begin Rd. Tel-Aviv 6492102, Israel	Tel: +972-3-6232525 Fax: +972-3-5622555 ey.com

AUDITORS' REPORT

To the Shareholders of

KBS SOR (BVI) Holdings Ltd.

We have audited the accompanying pro forma consolidated statements of operations and statements of comprehensive income for each of the three years in the period ended December 31, 2017 of KBS SOR (BVI) Holdings Ltd. ("the Company"). The company's board of directors and management are responsible for the preparation and presentation of pro forma financial statements in accordance with the accounting policy described in note 1, and in accordance with certain assumptions set forth in Note 2b to the pro forma financial statements, and are responsible for the preparation of pro forma financial statements in accordance with the disclosure requirements of regulation 9a of the Securities Regulations (Periodic and Immediate Reports), 1970, Our responsibility is to express an opinion on these pro forma financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards in Israel, including standards prescribed by the Auditor's Regulations (Auditor's Mode of Performance), 1973. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the pro forma financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the pro forma financial statements. An audit also includes assessing the accounting principles used and significant estimates made by the board of directors and management, as well as evaluating the overall pro forma financial statement presentation. We believe that our audit and the reports of other auditors provide a reasonable basis for our opinion.

In our opinion, based on our audit, the pro forma financial statements referred to above present fairly, in all material respects, the results of their pro forma consolidated operations for each of the three years in the period ended December 31, 2017, in conformity with International Financial Reporting Standards (IFRS), with Regulation 9a to the Israeli Securities Regulations (Periodic and Immediate Reports), 1970, in accordance with the accounting policy described in Note 1 to the pro forma consolidated financial statements, and in accordance with the assumptions described in Note 2b to the pro forma consolidated financial statements.

Tel-Aviv, Israel	KOST FORER GABBAY & KASIERER
March 8, 2018	A Member of Ernst & Young Global

KBS SOR (BVI) HOLDINGS LTD.

PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS

	Year ended December 31, 2017
	As previously reported	Pro Forma Adjustments	Pro Forma Total
	U.S. dollars in thousands

Revenues and other income:

Rental income	$108,113	$(54,612)	$53,501
Tenant reimbursements	21,710	(13,601)	8,109
Interest income from debt investments	1,782	—	1,782
Other operating income	4,001	(3,197)	804
Total revenues and other income	135,606	(71,410)	64,196

Expenses:

Operating, maintenance, and management fees	(42,611)	21,178	(21,433)
Real estate taxes and insurance	(17,404)	9,460	(7,944)
Total expenses	(60,015)	30,638	(29,377)

Gross profit	75,591	(40,772)	34,819

Fair value adjustment of investment properties, net	4,755	22,179	26,934
Loss on deconsolidation	(667)	—	(667)
Loss on extinguishment of debt	(478)	478	—
Equity in income of unconsolidated joint ventures	24,130	—	24,130
Asset management fees to affiliate	(10,686)	4,422	(6,264)
General and administrative expenses	(2,852)	45	(2,807)

Operating profit	89,793	(13,648)	76,145

Finance income	13,661	(12)	13,649
Finance expenses	(37,149)	11,285	(25,864)
Foreign currency transaction adjustments, net	(15,298)	—	(15,298)

Net income	$51,007	$(2,375)	$48,632

Net income attributable to owner	$48,317	$(2,375)	$45,942
Net income attributable to non-controlling interests	2,690	—	2,690

Net income	$51,007	$(2,375)	$48,632

March 8, 2018	/s/ Jeffrey Waldvogel	/s/ Peter McMillan III	/s/ Keith David Hall
Date of approval of the pro forma financial statements	Waldvogel, Jeffrey Chief Financial Officer	McMillan, Peter III Chairman of Board of Directors	Hall, Keith David Chief Executive Officer

The accompanying notes are an integral part of the pro forma consolidated financial statements.

KBS SOR (BVI) HOLDINGS LTD.

PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS

	Year ended December 31, 2016
	As previously reported	Pro Forma Adjustments	Pro Forma Total
	U.S. dollars in thousands

Revenues and other income:

Rental income	$104,000	$(61,631)	$42,369
Tenant reimbursements	20,762	(14,159)	6,603
Interest income from debt investments	3,765	—	3,765
Other operating income	3,387	(3,220)	167
Total revenues and other income	131,914	(79,010)	52,904

Expenses:

Operating, maintenance, and management fees	(41,906)	23,670	(18,236)
Real estate taxes and insurance	(16,887)	10,206	(6,681)
Total expenses	(58,793)	33,876	(24,917)

Gross profit	73,121	(45,134)	27,987

Fair value adjustment of investment properties, net	28,926	(15,855)	13,071
Equity in income of unconsolidated joint venture	13,462	—	13,462
Asset management fees to affiliate	(9,628)	4,998	(4,630)
General and administrative expenses	(2,749)	39	(2,710)

Operating profit	103,132	(55,952)	47,180

Finance income	43	(3)	40
Finance expenses	(29,249)	12,068	(17,181)
Foreign currency transaction adjustments, net	(2,997)	—	(2,997)

Net income	$70,929	$(43,887)	$27,042

Net income attributable to owner	$70,526	$(43,887)	$26,639
Net income attributable to non-controlling interests	403	—	403

Net income	$70,929	$(43,887)	$27,042

The accompanying notes are an integral part of the pro forma consolidated financial statements.

KBS SOR (BVI) HOLDINGS LTD.

PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS

	Year ended December 31, 2015
	As previously reported	Pro Forma Adjustments	Pro Forma Total
	U.S. dollars in thousands

Revenues and other income:

Rental income	$87,897	$(57,282)	$30,615
Tenant reimbursements	18,313	(13,750)	4,563
Interest income from debt investments	1,968	—	1,968
Other operating income	3,304	(3,117)	187
Total revenues and other income	111,482	(74,149)	37,333

Expenses:

Operating, maintenance, and management fees	(37,512)	23,357	(14,155)
Real estate taxes and insurance	(14,565)	9,871	(4,694)
Total expenses	(52,077)	33,228	(18,849)

Gross profit	59,405	(40,921)	18,484

Fair value adjustment of investment properties, net	37,304	(20,315)	16,989
Equity in income of unconsolidated joint venture	37,424	—	37,424
Asset management fees to affiliate	(8,348)	4,867	(3,481)
General and administrative expenses	(568)	102	(466)

Operating profit	125,217	(56,267)	68,950

Finance income	17	(12)	5
Finance expenses	(14,986)	10,832	(4,154)

Net income	$110,248	$(45,447)	$64,801

Net income attributable to owner	$109,805	$(45,447)	$64,358
Net income attributable to non-controlling interests	443	—	443

Net income	$110,248	$(45,447)	$64,801

The accompanying notes are an integral part of the pro forma consolidated financial statements.

KBS SOR (BVI) HOLDINGS LTD.

PRO FORMA CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

	Year ended December 31, 2017
	As previously reported	Pro Forma Adjustments	Pro Forma Total
	U.S. dollars in thousands

Net income	$51,007	$(2,375)	$48,632

Total comprehensive income	51,007	(2,375)	48,632

Total comprehensive income attributable to owner	$48,317	$(2,375)	$45,942
Total comprehensive income attributable to non-controlling interests	2,690	—	2,690

Total comprehensive income	$51,007	$(2,375)	$48,632

	Year ended December 31, 2016
	As previously reported	Pro Forma Adjustments	Pro Forma Total
	U.S. dollars in thousands

Net income	$70,929	$(43,887)	$27,042

Total comprehensive income	70,929	(43,887)	27,042

Total comprehensive income attributable to owner	$70,526	$(43,887)	$26,639
Total comprehensive income attributable to non-controlling interests	403	—	403

Total comprehensive income	$70,929	$(43,887)	$27,042

	Year ended December 31, 2015
	As previously reported	Pro Forma Adjustments	Pro Forma Total
	U.S. dollars in thousands

Net income	$110,248	$(45,447)	$64,801

Total comprehensive income	110,248	(45,447)	64,801

Total comprehensive income attributable to owner	$109,805	$(45,447)	$64,358
Total comprehensive income attributable to non-controlling interests	443	—	443

Total comprehensive income	$110,248	$(45,447)	$64,801

The accompanying notes are an integral part of the pro forma consolidated financial statements.

KBS SOR (BVI) HOLDINGS LTD.

NOTES TO PRO FORMA INTERIM CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1:	SIGNIFICANT ACCOUNTING POLICIES

The significant accounting policies applied in the Pro Forma Statements are consistent with those applied in preparing the Company's annual financial statements as of December 31, 2017.

NOTE 2:	PRO FORMA ASSUMPTIONS

a.	General

The Pro Forma Consolidated Statements of Operations and Pro Forma Consolidated Statements of Comprehensive Income have been prepared to give effect to the disposition of the Singapore Portfolio, as if such disposition occurred on January 1, 2015. The Pro Forma Statements have been prepared under certain assumptions, which are set forth below. It is clarified that the Pro Forma Statements do not reflect the actual results of the Company; rather, they have been prepared in order to provide additional information, based on different assumptions.

b.	Principal assumptions used in preparing the Pro Forma Statements

The Pro Forma Statements have been prepared under the following assumptions:

1.	The Singapore Transaction occurred on January 1, 2015 for the Pro Forma Consolidated Statements of Operations and Pro Forma Consolidated Statements of Comprehensive Income.

2.
A reversal has been made for the historical operations of the Singapore Portfolio as reflected in the Company's historical statements of operations and statements of comprehensive income for the years ended December 31, 2017, 2016 and 2015.